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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2001

                           MOLECULAR DIAGNOSTICS, INC.


               (Exact Name of Company as Specified in Its Charter)



          DELAWARE                      0-935                  36-4296006
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)



                            414 NORTH ORLEANS STREET
                                    SUITE 510
                             CHICAGO, ILLINOIS 60610

              (Address and Zip Code of Principal Executive Offices)

                                 (312) 222-9550

              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On December 31, 2001, Leonard R. Prange tendered his resignation from his positions as President, Chief Operating Officer, Chief Financial Officer and Secretary of Molecular Diagnostics, Inc. (the "Company"). The Company's Board of Directors has appointed Peter P. Gombrich, the Chairman of the Board of Directors and Chief Executive Officer, to fill the vacancies until a successor is hired.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MOLECULAR DIAGNOSTICS, INC.


                                                   /s/  Peter P. Gombrich
                                                   -----------------------------
                                                   Peter P. Gombrich
                                                   President

Date:  January 18, 2002